UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/01/11

Florida Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53813

Florida	20-8732828
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 N. Franklin Street

Suite 100

Tampa, FL 33602

(Address of principal executive offices, including zip code)

(813) 367-5270

(Registrant’s telephone number, including area code)

FBG Holding Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2011, Cindy Robbins resigned as Executive Vice President and Retail Banking Executive of Florida Bank (the “Bank”), a wholly-owned subsidiary of the Florida Bank Group, Inc. (the “Holding Company”), in order to pursue other employment opportunities. The resignation will be effective as of June 10, 2011. Mrs. Robbins’ decision to resign was not the result of any disagreement with the Bank or Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Bank Group, Inc.

Date: June 7, 2011	By:	/s/ John Garthwaite
John Garthwaite
Chief Financial Officer